WADDELL & REED ADVISORS EQUITY FUNDS

Supplement dated April 1, 2009
to the

Prospectus dated October 31, 2008
and supplemented January 6, 2009 and January 30, 2009

The following information regards Waddell & Reed Advisors Retirement Shares:

 On February 4, 2009, the Board of Trustees of the Waddell & Reed Advisors Funds approved the merger of Waddell & Reed Advisors Retirement Shares into Waddell & Reed Advisors Continental Income Fund. The merger is currently scheduled to occur in late May 2009. Waddell & Reed Advisors Retirement Shares will be closed to new investors on or about May 1, 2009, and will be closed to additional purchases by current shareholders on or about May 28, 2009.

Prior to the merger, Waddell & Reed Advisors Retirement Shares will provide its shareholders with an information statement describing the merger. A copy of the information statement will also be available at www.waddell.com.